UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2012

ALLEZOE MEDICAL HOLDINGS, INC.

(a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431
(Registrant’s address, including zip code)

(321) 452-9091
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We have entered into a Stock Transfer Agreement (the "Agreement") with Élan Health Services, Inc., a Nevada corporation (Elan), and Healthcare of Today, Inc., a California corporation (“Healthcare”) dated as of February 29, 2012, as a result of which the acquisition transaction which closed in February, 2011 in which we acquired Organ Transport Systems, Inc. from Healthcare, has been reversed.  The transaction was approved by a majority of our Board of Directors on March 2, 2012 and was completed on March 5, 2012.  Under the terms of the Agreement, Élan, which acquired 48,037,610 shares of our common stock (the “Shares”) in July 2011 from Healthcare in exchange for the assumption of certain debts and liabilities of Healthcare, has returned the Shares to Healthcare in return for an amendment of the July 2011 debt assumption agreement, reducing the debts and liabilities assumed by Élan.  Simultaneously, under the Agreement, Healthcare has conveyed the Shares to us in exchange for the transfer and assignment to Healthcare of all of the stock of Organ Transport Services, Inc.  On receipt of the Shares, the Shares will be cancelled and returned to treasury as unissued shares.  The effect of the transaction is to return Organ Transport Services, Inc. (“OTS”) to its former status as a wholly-owned subsidiary of Healthcare, as it existed before our February, 2011 acquisition of OTS.

Our acquisition of OTS was rescinded and the transaction was reversed for a number of business reasons, including:

1.

The significant amount of additional capital (up to $10 million) that it is estimated will be required to develop the OTS technology for market introduction, and the significant period of time (up to three years) that may be required to complete the development phase and obtain FDA clearance for the device developed with the technology;

2.

The difficulty in the current economic climate in raising considerable capital for untested, although promising, medical device technology, with reasonable dilution;

3.

The detriment to other promising medical technologies we have already acquired or are in the process of acquiring and developing.

4.

The drop in the market price of our common stock due to factors unrelated to our operations or activities.

5.

Limited manpower available to fully develop the technology and the considerable cost to develop the manpower necessary to undertake the development.

6.

The lost opportunity cost from acquisitions of other medical device or medical business opportunities offered to us which we might have to decline if most of our resources are devoted solely to the OTS technology.

In addition to the Agreement, we also entered into a Guaranty and a Securities Pledge Agreement with Healthcare to secure repayment of the funds we advanced to OTS over the period we held OTS as a wholly-owned subsidiary, from February 18, 2011 to March 5, 2012, a total of $469,826.92, as well as the repayment or release of a total of $1,474,945.97 in accrued debt of OTS, for unpaid officers’ salaries of OTS accrued over several years, which was moved to our books by our former officers who are also officers of OTS, as part of the acquisition of OTS by us last year.  As a result, we have removed this $1,474,945.97 in liabilities from our books and it has been returned to the books of OTS.  The liabilities are secured by the stock of OTS now owned by Healthcare under the Securities Pledge Agreement.

As a result of the transactions, we have no further ownership interest in or affiliation with Organ Transport Systems, Inc., which has returned to its former status as a wholly-owned subsidiary of Healthcare of Today, Inc.  Healthcare of Today, Inc. is not an affiliate of our company, directly or indirectly, holding 77,624 total shares out of more than 318,860,000 common shares issued and outstanding and having no common officers, directors or management employees with us.

Section 2 – Financial Information

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed, we entered into a Stock Transfer Agreement effective on February 29, 2012 to transfer all of our ownership interest in Organ Transport Systems, Inc. (OTS) to Healthcare.  The transfer has closed as of March 5, 2012, and as a result, we currently no longer have any affiliation with or ownership of OTS, which is once again a wholly-owned subsidiary of Healthcare.  Healthcare itself is also not our affiliate, as it holds only approximately 77,624 shares of our common stock, out of more than 318 million shares now issued and outstanding, and holds no shares in Élan Health Services, Inc., our largest shareholder.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d.

Exhibits.

In reviewing the agreements included (or incorporated by reference) as exhibits to this Current Report on Form 8-K, please note that the agreements are included only to provide information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

-

should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

-

 have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

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 may apply standards of materiality in a way that is different from what may be viewed as material to us; and

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 were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found in our public filings, which are available without charge through the SEC's website at http://www.sec.gov.

Exhibit Number	Description of Exhibit
10.1

Stock Transfer Agreement dated as of February 29, 2012 between Allezoe Medical Holdings, Inc., Healthcare of Today, Inc. and Élan Health Services, Inc. for the acquisition of Organ Transfer Systems, Inc., a Nevada corporation by Healthcare of Today, Inc.

10.2	Guaranty by Healthcare of Today, Inc. dated as of February 29, 2012.
10.3	Securities Pledge Agreement by Healthcare of Today, Inc. dated as of February 29, 2012 to secure Guaranty of Healthcare of Today, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: March 6, 2012	By: /s/ Michael Gelmon
Name: Michael Gelmon Title: Chairman of the Board and CEO

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